As filed with the U.S. Securities and Exchange Commission on January 31, 2018

File No. 811-23298

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	Amendment No.

WEISS STRATEGIC INTERVAL FUND

(Exact name of Registrant as Specified in Charter)

320 Park Avenue

New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 415-4500

Jeffrey Dillabough
Weiss Multi-Strategy Advisers LLC
320 Park Avenue
New York, NY 10022

(Name and Address of Agent for Service)

Copy to:

Thomas S. Harman

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

EXPLANATORY NOTE

This Registration Statement on Form N-2 has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).  However, shares of beneficial interest (“Shares”) of the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”) because such Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act.  Investments in the Registrant may only be made by natural persons or entities that are (i) “accredited investors” within the meaning of Regulation D under the Securities Act; and (ii) “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, within the meaning of the Securities Act, any Shares of the Registrant.

CROSS REFERENCE SHEET

as required by Rule 495(a)

Part A Item No.	Caption	Prospectus Caption
1.	Outside Front Cover	Outside Front Cover
2.	Cover Pages; Other Offering Information	Cover Pages; Other Offering Information
3.	Fee Table and Synopsis	Fee Table
4.	Financial Highlights	Financial Highlights
5.	Plan of Distribution	Plan of Distribution
6.	Selling Shareholders	Selling Shareholders
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	General Description of the Registrant
9.	Management	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities
11.	Defaults and Arrears on Senior Securities	Defaults and Arrears on Senior Securities
12.	Legal Proceedings	Legal Proceedings
13.	Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

Part B Item No.
14.	Cover Page	Cover Page
15.	Table of Contents	Table of Contents
16.	General Information and History	General Information and History
17.	Investment Objective and Policies	Investment Objective and Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Investment Advisory and Other Services
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23.	Tax Status	Tax Status
24.	Financial Statements	Financial Statements
Appendix A	Ratings of Corporate Bonds and Commercial Paper
Appendix B	Proxy Voting Procedures

Part C

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.

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WEISS STRATEGIC INTERVAL FUND

February 1, 2018

PART A - INFORMATION REQUIRED IN A PROSPECTUS

Item 1. Outside Front Cover

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 2. Cover Pages; Other Offering Information

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 3. Fee Table

3.1. This table describes the fees and expenses that you will pay if you buy and hold Shares in the Weiss Strategic Interval Fund (the “Fund”). Because the Fund has not been operational for a full year, many of these expenses are estimates.

Annual Expenses (as a percentage of net assets attributable to common shares)

Management Fees	1.50%
Incentive Fee (20.00% of net profits) (1)	0.00%
Other Expenses (2)	0.37%
Costs of Selling Short (3)	0.25%
Total Annual Expenses (excluding Incentive Fee)	2.12%

(1) The Fund will pay to the Adviser a performance-based fee (“Incentive Fee”), quarterly in arrears, generally accrued as of the end of each business day, equal to 20.00% of the Investment Profits (as defined below) attributable to each share for such calendar quarter; PROVIDED, HOWEVER, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses (as defined below) as of the end of the previous calendar quarter. The fee table does not reflect the payment of an Incentive Fee to the Adviser because the incentive fee is prospective in nature and, therefore, it cannot be determined as of the date of this Prospectus whether the Adviser will be entitled to an Incentive Fee for the Fund’s current fiscal year. See the section of this Prospectus entitled “Management” for a more complete discussion of the Incentive Fee.

(2) “Other Expenses” are based on estimated amounts for the current fiscal year.

(3) Represents costs associated with the Fund's short sales of securities. The percentage shown represents estimates for the Fund's initial year of operations, assuming that the Fund maintains short positions equal to 30% of its net assets (i.e., based on the Fund's maximum short exposure). When interest is paid on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that interest payment to the lender of the shorted security. Thus, the estimate for interest expenses paid is also based on the coupon rate of the securities that would be sold short in a model portfolio developed by the Adviser as well as anticipated trading practices (which may involve avoiding interest expenses with respect to certain short sale transactions by closing out the position prior to the underlying issue's record date). In addition, the Fund will incur fees in connection with the borrowing of securities in order to effect the short sale transactions. The Fund's actual interest expenses paid and loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual interest paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time and from time to time.

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The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see the discussion in Item 9, “Management.”

Example

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$22	$66	$114	$245

The Example is based on the expenses set forth in the table above and should not be considered a representation of the Fund’s future expenses. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

3.2. Omitted pursuant to General Instruction G(3) of Form N-2.

3.3. Not applicable.

Item 4. Financial Highlights

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 5. Plan of Distribution

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 6. Selling Shareholders

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 7. Use of Proceeds

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 8. General Description of the Registrant

8.1.       General. The Fund is a newly organized, diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on September 5, 2017, and has no operating history.  The Fund’s principal office is located at 320 Park Avenue, New York, New York 10022, and its telephone number is 212-415-4500.

Common shares of beneficial interest (“Common Shares”) of the Fund are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended (the “Securities Act”).

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Investments in the Fund may be made only by “accredited investors,” as defined in Regulation D under the Securities Act, and “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act. The Fund may also, from time to time, issue a class of an unlimited number of preferred shares of the Fund, no par value.

8.2. Investment Objective and Policies. The Fund’s investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market.  No assurance can be given that the Fund’s investment objective will be achieved.  Except as expressly noted otherwise herein, the Fund’s investment objective, policies and strategies may be changed without the approval of the holders of a majority of the outstanding Common Shares or Preferred Shares (as defined below), if any.

The Fund will pursue its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund will take long and short positions include primarily domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) and shares of real estate investment trusts (“REITs”). The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”), and depositary receipts, including American Depositary Receipts (“ADRs”).

Under normal market conditions, the Fund intends to maintain both long and short positions based predominantly on the fundamental analysis and views of Weiss Multi-Strategy Advisers LLC (the “Adviser”) on a particular investment. The Fund will take long positions in investments that the Adviser believes will allow the Fund to realize a benefit from an increase in the underlying prices of such securities. The Fund will take short positions in investments that the Adviser believes will allow the Fund to realize a benefit from a decrease in the underlying price of such securities. The Fund's long positions, either directly or through the use of derivatives, may total up to 130% of the Fund's net assets. The Fund's short positions, either directly or through the use of derivatives, may total up to 30% of the Fund's net assets. The term "net assets" means total assets of the Fund minus liabilities (including accrued expenses or dividends). A "short sale" is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The proceeds received from the Fund's short sales of securities will generally be used to purchase all or a portion of the Fund's additional long positions in securities. The long and short positions held by the Fund may vary over time as market opportunities develop.

In pursuing the Fund’s investment objective, and consistent with applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser will seek to enhance the Fund’s return through the use of leverage. The Fund will engage in short sales for investment purposes, principally when the Adviser believes the market price of securities will decline. The Fund may use borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings. Furthermore, although it has no current intention to do so, the Fund may add leverage to its portfolio through the issuance of preferred shares (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. The Fund also may acquire derivative instruments, primarily options or index options (e.g., calls and puts may be purchased or written). The Fund’s derivative instruments are used for several purposes, including to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; and/or to hedge against market movements. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. The Fund’s leverage strategy may not work as planned or achieve its goal. See Risk Factors –

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Leverage Risk and Effects of Leverage; Capital Stock – Preferred Shares. In addition, the Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund's investments may be denominated in U.S. dollars or in foreign currencies. In order to minimize the impact of currency fluctuations, the Adviser may at times hedge certain or all of the Fund's investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to hedge against the risk of loss due to changing currency exchange rates.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, even longer. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy. To secure the Fund's obligation to cover its short positions, the Fund may pledge securities that it owns as collateral to the broker. This pledged collateral is segregated and maintained with the Fund's custodian.

In all instances, the Fund intends to satisfy the quarterly diversification requirements set forth in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in order for the Fund to be treated as a RIC under such provisions, including limitations on amounts invested into one or more MLPs. See Tax Considerations and discussion regarding Qualified Publicly Traded Partnerships.

The SAI contains a list of the fundamental and non-fundamental investment policies of the Fund under Investment Objectives and Policies.

Portfolio Composition

The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions is contained in the SAI.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks, REITs, MLPs, and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of the individual companies that issued such securities, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

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Preferred Stock. Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend.  Preferred stock may be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.  The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

Real Estate Investment Trusts (REITs). A REIT is a real estate company that pools investors’ funds for investment primarily in income producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the REIT requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Fund intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Master Limited Partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies, but in some cases may be organized and headquartered outside the United States. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from specified qualifying sources as described in Section 7704 of the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources or real estate sectors.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Instead, the Fund itself will be subject to tax on its allocable share of the MLP’s net income. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). A distribution received by the Fund from MLPs taxed as partnerships will be treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Non-U.S. MLPs, although organized as partnerships, may be taxed as corporations in the United States and therefore may not offer the tax benefits typically associated with U.S. MLPs. As a

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result of the tax characterization of cash distributions made by most MLPs to their investors (such as the Fund), a significant portion of the Fund’s income is expected to be tax-deferred, which would allow distributions by the Fund to its Common Shareholders to include high levels of tax-deferred income.

MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive the minimum quarterly distributions (“MQD”). Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner or managing member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

Equity securities issued by MLPs currently consist of general partner or managing member interests, common units, subordinated units and preferred units as described more fully below.

•	MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common, preferred and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

•	MLP Common Units. MLP common units are typically listed and traded on U.S. securities exchanges, including the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market

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(“NASDAQ”). The Fund will purchase MLP common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have limited control and voting rights and such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units after any distributions have been paid to preferred unit holders but before any distributions paid to subordinate holders exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Master limited partnerships also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

•	MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

•	MLP Preferred Units. MLP preferred units may be traded on an exchange or unlisted, in which case the Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. In most cases, holders of preferred units are entitled to receive distributions before distributions are made to common unitholders that are either equal to the MQD, or set at a fixed rate that is above the MLP’s current distribution. Preferred units are senior in the capital structure to common units, but are subordinate to debt holders.

The Fund may invest in equity securities, including I-Shares, issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase MLP equity securities through open market transactions, but may also do so through direct placements.

•	I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-

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Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE and NASDAQ.

Convertible Securities. The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants. The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Derivatives

The Fund may acquire certain derivative instruments in pursuit of its investment objective. Such instruments primarily include options or index options (e.g., calls and puts may be purchased or written).  The Fund’s derivative instruments are used for several purposes, including to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; and/or to hedge against market movements. There is no assurance that the use of such derivative strategies will be available at any time or that, if used, that the strategies will be successful.

Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Adviser to claim this exclusion with respect to the Fund, the Fund limits its transactions in certain futures, options on futures and swaps deemed “commodity interests” under CFTC rules (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish such futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of such futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio,

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after taking into account unrealized profits and losses on such positions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Adviser were unable to claim the exclusion with respect to the Fund, the Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Adviser and the Fund to additional registration and regulatory requirements and increased operating expenses.

Options. The Fund may purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call option may be exercised at any time on fixed dates occurring during the term of the option. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Foreign Securities

General.  The Fund may invest in foreign securities as well as exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

The Fund may be subject to foreign taxes and withholding on dividends and interest earned with respect to foreign securities and does not expect to be eligible to elect to pass through to shareholders any credits or deductions with respect to such foreign taxes; accordingly, the net return on such investments may be decreased as compared to the return on income from domestic securities.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely,

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increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currency Transactions. The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting

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contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”) and in pooled investment vehicles (other than investment companies). As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company. In addition, because the securities of other investment companies may be leveraged, the Fund may indirectly be subject to those risks and magnify the Fund’s leverage risk. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Initial Public Offerings

The Fund may invest in initial public offerings (“IPOs”). An IPO that has been identified as an attractive opportunity for the Fund may be materially oversubscribed, in which case the Fund may be unable to invest in the IPO or may only be able to acquire a limited amount of the shares for which it subscribed. The market value of shares sold in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading, or limited information about the issuer. The purchase of shares in an IPO may involve high transaction costs. In addition, shares bought in an IPO may be subject to market risk or liquidity risk. The market for the shares of a company that has recently conducted its IPO can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in an IPO can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

U.S. Initial Public Offerings. The Fund may invest in initial public offerings for securities of companies organized under U.S. law (“U.S. IPOs”). Existing accounts that are eligible to participate in U.S. IPOs include Weiss Multi-Strategy Partners LLC, Weiss Insurance Partners (Cayman) Ltd., Weiss Alpha Balanced Risk Fund LLC, Weiss Alternative Balanced Risk Fund, and the Say Yes Charitable Account. Each eligible client account (other than the Say Yes Charitable Account) will be allocated a

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percentage of U.S. IPOs based upon a pre-determined IPO trade allocation. The pre-determined IPO trade allocation will be calculated by taking the allocated capital amount for each client account (other than the Say Yes and Say No Charitable Accounts1) divided by the total allocated capital amount for all client accounts (other than the Say Yes and Say No Charitable Accounts). Allocated capital in client accounts is adjusted periodically by the Allocation Committee following certain investment actions, including, but not limited to, subscriptions and redemptions. The pre-determined IPO trade allocation is updated to reflect these adjustments to allocated capital.

The current separately managed accounts for institutional investors and OGI Associates, LLC do not receive shares of U.S. IPOs. The share of U.S. IPOs that, based on allocated capital, are attributable to the separately managed accounts will be allocated to eligible accounts (other than the Say Yes Charitable Account) in proportion to their pre-determined IPO trade allocation of that issue. The amount of U.S. IPOs that, based on allocated capital, are attributable to OGI Associates, LLC will be donated to Say Yes Charitable Account. The Say Yes Charitable account receives no other allocation of U.S. IPOs. The Say No Charitable Account is not eligible to receive U.S. IPOs, and is not included in the calculation or allocation of U.S. IPOs shares.

This IPO allocation policy results in certain client accounts receiving less U.S. IPO allocations than if the share of U.S. IPOs attributable to OGI Associates, LLC was distributed proportionally amongst the accounts eligible to participate in U.S. IPO allocations. Similarly, clients should understand that the Say Yes Charitable Account receives more U.S. IPO allocations than other accounts because it is receiving the benefit of the allocation that would otherwise be attributable to the OGI Associates, LLC account.

Non-U.S. Initial Public Offerings. The Fund may invest in initial public offerings for securities of companies organized outside the U.S. (“Non-U.S. IPOs”). The Adviser allocates these shares among its clients according to the Adviser’s standard trade allocation procedures. The standard trade allocation procedures permit related accounts of the Adviser and its personnel to receive non-U.S. IPO shares. As a result, other eligible client accounts may not receive the full amount of IPO shares they could receive if the related accounts of the Adviser and its personnel did not receive non-U.S. IPO shares.

Investment Practices

Short Sales. The Fund will engage in short sales for investment purposes, principally when the Adviser believes the market price of the securities being shorted will decline. The Fund intends to take short positions in securities in an amount up to 30% of the Fund's net assets, although initially, the Fund anticipates short positions totaling approximately 20% of the Fund's net assets. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward or futures contract) that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. When the Fund engages in a short sale on a security,

1 The Say No Charitable Account is the charitable account for the Say Yes to Education Foundation. The Say Yes to Education Foundation changed its name to the Weiss Family Foundation on December 30, 2015.

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it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any coupon or interest that accrue on the securities during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium dividends, interest or expenses the Fund pays in connection with the short sale. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

During the period of the short sale, the Fund may be required to maintain the short sale proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund may also be required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

Segregation of Assets. Certain portfolio management techniques, such as engaging in short sales, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis may be considered senior securities for purposes of the 1940 Act unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. When employing these instruments, the Fund will generally segregate liquid assets, enter into offsetting transactions or own long positions covering its obligations. To the extent the Fund covers its commitment related to such an instrument, the instrument will not be considered a senior security. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Loans. The Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Because there are no limits on the rate of portfolio turnover, portfolio turnover rate is not a limiting factor. Investments may be sold without regard to length of time held when the investment team believes it to be necessary or appropriate. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See “Tax Considerations.”

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Percentage Limitations. Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund's assets.

8.3. Risk Factors – (a) General

There can be no assurance that the Fund will achieve its investment objective. Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Common Shares. The Fund is not intended to be a complete investment program. Prospective investors should consult their own legal, tax and financial advisors as to all of these risks and in determining whether an investment in the Fund is a suitable investment.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company with no operating history, and the Fund's Common Shares have no history of public trading. As a result, prospective investors have no track record or history on which to base their investment decision.

Investment and Market Risk

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's Common Shares represents an indirect investment in the securities owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund's Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks.

Repurchase Offers Risk

As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law and Board approval, will conduct repurchase offers of the Fund’s outstanding Common Shares at NAV. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Common Shares or sales of portfolio securities. However, repurchase offers and the need to fund such obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, decreases in the size of the Fund through repurchases may force untimely sales of portfolio securities (with accompanying transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Common Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

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If a repurchase offer is oversubscribed, the Board of Trustees of the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline. In the event that the Board of Trustees of the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will generally be a taxable event to Common Shareholders.

Equity Risk

The value of the Fund’s equity investments and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that their values will return to previous levels. Preferred stocks and other hybrid securities may also be sensitive to changes in interest rates; when interest rates rise, their value will generally fall.

MLP Risk

A portion of the Fund’s assets will be invested in MLP equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers. The portion of the Fund’s investment in MLPs is limited by the diversification rules under Subchapter M of the Code. (See “Tax Considerations” and discussion regarding Qualified Publicly Traded Partnerships). MLP units held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an MLP unit may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of most or all of the MLP units held by the Fund. In addition, MLP units held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial conditions. An investment in MLP units involves certain risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation’s shareholders, creditors of MLPs typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability of the common unitholder may continue even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs

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may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

The Fund may invest in equity securities issued by affiliates of MLPs, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and, therefore these securities may not offer the advantageous tax characteristics of MLP units. Investments in such MLP affiliates would be expected by the MLP Team to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are otherwise subject to the same risks as holders of MLP common units.

REIT Risk

Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of certain of its regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is dependent upon a complex analysis that turns on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of

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the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Considerations.”

The Fund’s investment in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund shares, such shareholder will generally recognize capital gain.

Leverage Risk

In pursuing the Fund’s investment objective, and consistent with applicable provisions of the 1940 Act, the Adviser will seek to enhance the Fund’s return through the use of leverage. With respect to its short positions in securities and certain of its derivative positions, the Fund intends to maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness, which, for purposes of the 1940 Act, may not exceed 33 1/3% of the Fund’s total assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

•	the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on Borrowings and short- term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;
•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and
•	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

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The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.

Short Selling Risk

Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward or futures contract) that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover or close out its short position at a higher price than the short sale price, resulting in a loss. The Fund will likely have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it generally will be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund's investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales result from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the cost to close out its short securities positions increase, thereby increasing potential losses to the Fund.

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By engaging in short sales, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

The SEC has proposed rules that would impose certain restrictions on short sales. If adopted, they would restrict the Fund's ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Derivatives Risk

The Fund's derivative investments are subject to a variety of risks. These include: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative instruments the Fund may acquire may, in certain circumstances, create financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. The Fund may segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of the Fund’s derivative positions. The Fund may also offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing indebtedness, which, for purposes of the 1940 Act, may not exceed 33 1/3% of the Fund’s total assets. In

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addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Congress enacted the Dodd-Frank Act in 2010. The Dodd-Frank Act impacts the use of derivatives by entities such as the Fund and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that may have contributed to the 2008 financial market crisis. The legislation increases regulation in the over-the-counter derivatives market in an attempt to increase transparency and accountability by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act have been implemented through rulemaking, additional regulatory or legislative activity may further impact the Fund. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

In 2015, the SEC proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives use by the Fund. The proposed rules have not yet been adopted. If adopted, the rules could limit the implementation of the Fund’s use of derivatives, which could have an adverse effect on the Fund.

In addition, the Adviser may cause the Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment on behalf of the Fund.

Counterparty Risk

The Fund is subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or its hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives, the Fund assumes the risks that the counterparties to these transactions could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

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The Adviser evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Legislation and Regulatory Risk” below.

Non-U.S. Securities Risk

The Fund may invest in securities or other instruments of non-U.S. issuers ("Non-U.S. Securities"). Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors' rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in Non-U.S. Securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because Non-U.S. Securities may trade on days when the Fund's Common Shares are not priced, NAV change at times when Common Shares cannot be sold.

Foreign Currency Risk

The Fund’s investments in Non-U.S. Securities may be denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such

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currencies, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Portfolio Turnover Risk

The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate results in greater brokerage commissions and other transactional expenses that are borne by the Fund, which could reduce the Fund’s earnings. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

For example, the Dodd-Frank Act imposes more stringent regulation on the over-the-counter derivatives market to increase transparency and accountability in that market. It also provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the Commodity Futures Trading Commission (the “CFTC”) has issued final rules under the Dodd- Frank Act, certain provisions are subject to further final rulemaking. Accordingly, the Dodd-Frank Act’s ultimate impact remains unclear.

As previously noted, the SEC has proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives use by the Fund. The proposed rules have not yet been adopted and therefore the full impact of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of the Fund’s use of derivatives, which could have an adverse effect on the Fund.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other

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than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-à-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Recent Market Circumstances

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under Basel III, may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and new regulations prompted by the Dodd-Frank Act are interpreted and administered.

Since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has spread to varying degrees throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

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In the United States, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” Any additional downgrade by S&P, or any other rating agency, could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, during the summer of 2015, stock markets in China suffered a significant downturn, which continues to persist, and is expected to continue to slow economic growth in China. The slowdown in the Chinese economy could negatively affect the country’s major trading partners and could, in turn, widely affect the global financial markets. State involvement in the Chinese economy and stock markets is such that it may be difficult to predict or gauge the extent or duration of the slowdown.

In addition, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic and political uncertainty in its wake. The country’s departure from the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom has, pursuant to the Treaty, given notice of its withdrawal and the period for entering into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU has commenced. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Incentive Fee Risk

In addition to receiving a management fee, the Adviser may also receive an Incentive Fee based on the appreciation in Fund assets. The Incentive Fee may create an incentive for the Adviser to manage the Fund's portfolio in a manner that is riskier than would be the case in the absence of a fee based on the performance of the Fund.

Cybersecurity Risk

Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding),

25

computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Potential Conflicts of Interest Risk

The Adviser provides a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, the Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, the Adviser may allocate a limited investment opportunity among various clients, which include closed-end funds, open-end funds and other commingled funds. The Adviser has adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which the Adviser addresses such conflicts, please see the SAI.

8.3. Risk Factors - (b) Effects of Leverage

In pursuing the Fund’s investment objective, and consistent with applicable provisions of the 1940 Act, the Adviser will seek to enhance the Fund’s return through the use of leverage. By engaging in short sales, the Fund could be deemed to be employing a form of leverage. The Fund may also enter into various derivative transactions that may, in some circumstances, create a form of financial leverage. In addition, the Fund may use Borrowings, including loans from certain financial institutions and the issuance of debt securities, in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings. Furthermore, although it has no current intention to do so, the Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. The leverage would generally have complete priority upon distribution of assets over Common Shares. The issuance of leverage would leverage the Common Shares. Although the timing of any leverage and the terms of the leverage (other than any short positions and derivative transactions) would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they would likely pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged.

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Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV of the Common Shares, and the risk that fluctuations in interest rates on Borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Adviser will be calculated on the basis of the net assets, including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks-Leverage Risk."

The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an "asset coverage" of at least 300% (33-1/3% of total assets). With respect to such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund.

The Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness, which, for purposes of the 1940 Act, may not exceed 33 1/3% of the Fund’s total assets.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to

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send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

In employing its leverage strategy, the Fund may use any combination of the above-described types of leverage at any time, i.e., the Fund may simultaneously be engaged in Borrowings and have issued Preferred Shares. In such case, with respect to each type of leverage used, the Fund will maintain the applicable levels of asset coverage described above.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

8.4. Other Policies

Not applicable.

8.5.   Share Price Data

Not applicable.

8.6. Business Development Companies

Not applicable.

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Item 9. Management

9.1. General

(a) Board of Trustees. The overall management of the business and affairs of the Fund is vested in the Board of Trustees (“Board”). The Board provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board currently has an Audit Committee and a Governance and Nominating Committee and may establish additional committees from time to time as necessary. The day-to-day operation of the Fund is delegated to the officers of the Fund and the Adviser, subject always to the investment objective, restrictions and policies of the Fund and to the general supervision of the Board of Trustees.

There currently are four trustees of the Fund. A majority of the trustees are not “interested persons” (as defined in the 1940 Act) of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under Management in the SAI.

(b) Investment Adviser. Weiss Multi-Strategy Advisers LLC, located at 320 Park Avenue, New York, NY, serves as the investment adviser to the Fund and oversees the provision of all management, administration, investment advisory and general services for the Fund. The Adviser has been a registered investment adviser since March 2010. The Adviser acts as a discretionary investment adviser to a number of private investment funds organized by the Adviser, an open-end mutual fund and a number of managed accounts owned by institutional investors over which it exercises sole investment discretion. The Adviser is majority-owned by GWA, LLC, a Connecticut limited liability company. GWA, LLC, in turn, is majority-owned by Weiss Family Interests LLC, which is majority-owned by various Weiss family trusts. A substantial number of the Adviser’s employees also own minority interests in GWA, LLC. As of September 30, 2017, the Adviser had approximately $1.9 billion in assets under management.

The Adviser provides services to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser. Under the investment advisory agreement, subject to the supervision and direction of the Fund’s Board of Trustees, the Adviser will be responsible for, among other things, managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies, making investment decisions for the Fund, placing orders to purchase and sell securities, and employing professional portfolio managers and securities analysts who provide research services to the Fund.

The Fund’s investment advisory agreement will continue in effect, unless otherwise terminated, until December 31, 2019, and then will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board of Trustees or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the board of trustees of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “independent trustees”) with such independent trustees casting votes in person at a meeting called for such purpose. The Fund’s investment advisory agreement provides that the Adviser may render services to others. The Fund’s investment advisory agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of a majority of the outstanding securities entitled to vote (as defined in the 1940 Act) or by a vote of a majority of the Fund’s trustees, or by the Adviser on not less than 60 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or

29

reckless disregard of the obligations or duties on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering the Adviser’s services or for any losses that may be sustained in the purchase, holding or sale of any security or other asset by the Fund.

For its advisory services to the Fund, the Adviser is entitled to a monthly fee payable at the annual rate of 1.50%. The Management Fee will be applied to the Fund's NAV (before the deduction of any Incentive Fee and the repurchase of any shares pursuant to a periodic repurchase offer). The Management Fee will be accrued at least weekly and paid monthly.

The Fund will pay to the Adviser a performance-based Incentive Fee, quarterly in arrears, generally accrued as of the end of each business day, equal to 20.00% of the Investment Profits attributable to each share for such calendar quarter; provided, however, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses as of the end of the previous calendar quarter. The term "Investment Profits" refers to an increase in the NAV of a share attributable to the net realized and unrealized gains arising from the Fund's investment activities during the calendar quarter (after deducting (i) interest earned on, and net realized and unrealized gains arising from, the Fund's cash balances and fixed income investments, if any, held for cash management purposes during the calendar quarter; and (ii) any Management Fee accrued during the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter). The term "Unrecouped Investment Losses" refers to any decrease in the NAV of a share attributable to the net realized and unrealized losses arising from the Fund's investment activities (after deducting (i) interest earned on, and net realized and unrealized gains arising from, the Fund's cash balances and fixed income investments, if any, held for cash management purposes during the calendar quarter; and (ii) any Management Fee accrued during the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter) that have not been offset by subsequent Investment Profits since the formation of the Fund.

A discussion regarding the basis for the initial approval of the investment advisory agreement by the Board of Trustees will be available in the Fund’s first report to shareholders. The basis for subsequent continuations of the Fund’s investment advisory agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

(c) Portfolio Management. Jay Tucker, Chief Operating Officer, joined the Adviser in 2008. Previously, in 2003, he opened the macro fund, East Wind Capital Partners, LP, as well as East Wind Capital International, Ltd. Prior to that, Mr. Tucker spent a year’s managing a macro fund for Troubh Partners. Between 1997 and 1999, he managed $75 million for Caxton in a macro/emerging markets portfolio. He spent 11 years at Credit Suisse First Boston beginning in 1985, managing foreign exchange and local emerging markets trading. Mr. Tucker also worked at Dean Witter trading currencies and began his career in 1980 at Mocatta Metals trading gold and foreign exchange. He is a former Board Member of the Financial Index Exchange, the Currency Committee of the Chicago Mercantile Exchange, and the Real Estate Finance Alliance at George Washington University. He is a current Board Member of Franklin University in Lugano, Switzerland. Mr. Tucker is also involved in The Disability Opportunity Fund, a non-profit providing housing loans and advice to parents of children with disabilities. He received his BA degree from George Washington University and an AA Degree from Franklin University in Lugano, Switzerland.

Charles S. Crow IV, Quantitative Analyst, joined the Adviser in 2013. Prior to joining Weiss, he was a Vice President in Sales & Trading at Morgan Stanley where he primarily focused on fundamental factors, quantitative portfolio construction and long/short investment strategies. Prior to joining Morgan

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Stanley in 2007, Mr. Crow designed and implemented an automated market-making system utilizing statistical arbitrage theory at ArtIsoft, Inc. in Princeton, NJ. In addition, he has authored and co-authored numerous professional publications within the quantitative space, as well as academic articles in the Operations Research Journal (INFORMS) and the Johns Hopkins Undergraduate Research Journal. He received his MS degree in Operations Research from Columbia University and BS degree in Computer Science from Johns Hopkins University.

Edward Olanow, Vice President, joined the Adviser in 2005. Currently, he is a member of the portfolio management team for the Weiss Alpha Balanced Risk Fund. Prior to that, he worked as a member of the Macro strategy team for nine years and was responsible for fundamental and quantitative research, as well as algorithmic trade management. Prior to joining the Adviser, Mr. Olanow spent two years at Anchor Point Asset Management as a quantitative analyst. Mr. Olanow began his investment career as a research analyst with Citibank Global Asset Management. He holds a BA in Economics from Emory University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund.

(d) Administrator. State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as administrator to the Fund pursuant to an administration agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street is responsible for providing certain administrative services to the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.

The Fund pays the Administrator certain fixed fees for tax preparation and other services. The Administrator is also reimbursed by the Fund for out-of-pocket expenses (including those of any third party retained to assist the Administrator) relating to services provided to the Fund. The table below shows the fees paid to the Administrator for the last three fiscal years ended December 31, 2017.

Name of Fund	2015*	2016*	2017*
Weiss Strategic Interval Fund	N/A	N/A	N/A

* As of December 31, 2017, the Fund had not commenced operations.

(e) Custodian and Transfer Agent. The custodian of the assets of the Fund is State Street Bank and Trust Company (“Custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, pursuant to a custodian agreement (“Custodian Agreement”). The Custodian is responsible for holding Fund assets, calculating the net asset value of the Shares and calculating net income and realized capital gains or losses. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company (“Transfer Agent”).

(f) Expenses. Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Adviser the fees described in Item 9.1(b) above.

The Administrator receives administration fees as described in Item 9.1(d).

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian,

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leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

(g)  Affiliated Brokerage. Not applicable.

9.2.  Non-resident Managers. Not applicable.

9.3.  Control Persons. A control person is a person or entity who beneficially owns more than 25% of the voting securities of a company. Somerset Reinsurance Ltd. has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this prospectus.

Item 10.  Capital Stock, Long-Term Debt, and Other Securities

10.1. Capital Stock

The Offering

Shares of the Fund will be sold only to persons who qualify as: (i) “accredited investors,” as defined in Regulation D under the Securities Act; and (ii) “qualified clients,” as defined in Rule 205-3 under the Advisers Act. Such persons are referred to in this Registration Statement as “Eligible Persons.” Qualifications that must be met in becoming an investor are set out in the subscription agreement that must be completed by each prospective investor. Any transferee of Shares must qualify as an Eligible Investor at the time of transfer.

During the initial offering period, Shares will be issued at $10 per Share. Thereafter, Shares may be purchased in such amount and at such times as determined in the sole discretion of the Board or its designee (currently, the Adviser). After the initial offering period, Shares will be issued at the Fund’s current net asset value per Share next computed (rounded to the nearest hundredth of a Share). Investors who subscribe for additional Shares will be required to qualify as Eligible Persons at the time of each additional subscription.

The Shares are not listed on any securities exchange.  In addition, Shares are subject to transfer restrictions, including a requirement that shares may be transferred only to persons who meet the Fund’s eligibility requirements set forth in this Prospectus. Shareholders will not have the right to redeem their Shares.  However, as described below, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

Common Shares

The Fund was organized as a Delaware statutory trust on September 5, 2017 pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”). The Fund is authorized to issue an unlimited number of Common Shares. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued interest, fees and distributions, if any, with respect to the Fund’s leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See “Preferred Shares” below. All Common Shares are equal as

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to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will provide annual and semi-annual reports, including financial statements, when available, to all holders of its Common Shares.

The Fund’s net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load, if any, and the amount of the organizational costs and offering expenses paid by the Fund.

Preferred Shares

The Fund’s Declaration of Trust provides that the Board of Trustees of the Fund may authorize and issue Preferred Shares, with rights as determined by the Board of Trustees, without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.

While the Fund does not anticipate doing so, it may issue Preferred Shares in an aggregate amount of up to 50% of its total assets less all liabilities and indebtedness of the Fund other than senior securities at the time the leverage is incurred in order to buy additional securities. The use of leverage can create risks. We cannot assure you, however, that Preferred Shares will not be issued. The terms of any Preferred Shares, including distribution rate, liquidation preference and redemption provisions restrictions on the declaration of distributions, maintenance of asset ratios and restrictions while distributions are in arrears will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years’ dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class.

The terms of any Preferred Shares issued by the Fund are expected to provide that the affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares

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so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of any Preferred Shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share; (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of such Preferred Shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund’s Declaration of Trust. The Board of Trustees, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

No Right of Redemption

The Fund is a closed-end investment company, and therefore no investor will have the right to require the Fund to redeem its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, investors generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, conducts periodic repurchase offers. The Fund is seeking exemptive relief from the SEC that would permit the Fund to make monthly repurchase offers and, upon receiving the exemptive relief, will adopt a fundamental investment policy to make such monthly offers. There can be no assurance that the Fund will receive exemptive relief from the SEC. Until it does, the Fund will be restricted to making repurchase offers on a quarterly basis. The Fund expects the first repurchase offer to be issued after the first calendar quarter of the Fund’s operations.

Repurchase Offers. As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to request the repurchase of their Common Shares on a monthly basis. The Fund is required to offer to repurchase not less than 5% of its outstanding Common Shares with each repurchase offer. In addition, the repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding Common Shares.

Generally on the first business day of the month, and in any case at least 7 and no more than 14 days prior to the Repurchase Request Deadline, the Fund will send notice to each shareholder setting forth (i) the number of Common Shares the Fund will repurchase; (ii) the Repurchase Request Deadline and other terms of the offer to repurchase; and (iii) the procedures for shareholders to follow to request a repurchase.

The time and dates by which repurchase offers must be received in good order (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the eighth business day of each month. Shareholders and financial intermediaries must submit repurchase requests in good order by the Repurchase Request

34

Deadline. The Repurchase Request Deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Common Shares until a subsequent repurchase offer.

Upon obtaining the exemptive relief described above, the repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Offer Amount”). Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date (“Repurchase Payment Deadline”) and, in every case, at least five business days before sending notification of the next monthly repurchase offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling 212-415-4500.

If more Common Shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of Common Shares to be repurchased by up to 2% of the Fund’s Common Shares outstanding per quarter, subject to the 25% limitation on the repurchase of the Fund’s outstanding Common Shares during any calendar quarter. If there are still more Common Shares tendered than are offered for repurchase, Common Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation and the Fund may accept all Common Shares tendered by persons who own, in the aggregate, fewer than 100 Common Shares and who tender all of their Common Shares, before prorating shares tendered by others.

Because of the foregoing, shareholders may be unable to liquidate all, or a given percentage, of their Common Shares and some shareholders may tender more Common Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw Common Shares tendered for repurchase at any time prior to the Repurchase Request Deadline.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund’s portfolio through repurchases without offsetting new sales may result in untimely sales of portfolio securities and a higher expense ratio and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may also sell portfolio securities to meet repurchase obligations, which may reduce the Fund’s value if portfolio securities are liquidated at less than their current fair market value. See “Repurchase Offers—Liquidity Requirements.”

The repurchase of Common Shares by the Fund will generally be a taxable event to Common Shareholders, and may be a taxable event to those shareholders that do not participate in the repurchase. See “Tax Considerations” for a general summary of U.S. federal income tax considerations for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences of investing in the Fund and participating in the Fund’s repurchase offer program.

Suspension or Postponement of a Repurchase Offer. The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (ii) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for

35

the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements. From the time that the notification is sent to shareholders until the Repurchase Payment Deadline, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. In turn, this could diminish the Fund’s NAV.

Redemption of Senior Securities. In order to permit the Fund to repurchase Common Shares, the borrowing or other indebtedness issued by the Fund, as well as the terms of any Preferred Shares, must either mature by the next Repurchase Request Deadline or provide for their redemption, call or repayment by the next Repurchase Request Deadline without penalty or premium, as necessary to permit the Fund to repurchase securities in compliance with the asset coverage requirements of Section 18 of the 1940 Act and Rule 23c-3(b)(9) under the 1940 Act. Although the Fund ordinarily does not expect to redeem any senior security, including Preferred Shares, it may be required to redeem such securities if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner.

Distributions

Commencing with the Fund’s first dividend, which the Fund expects to be after one quarter of operations, the Fund intends to declare income dividends daily and distribute them to Common Shareholders monthly at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The Fund will pay Common Shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. In all instances, the Fund intends to make distributions sufficient for the Fund to maintain its status as a regulated investment company under subchapter M of the Code. See “Tax Considerations.”

The U.S. federal income tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In light of the Fund’s investment policies, the Fund anticipates that the 1940 Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between ordinary income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund’s distributions made in a calendar or taxable year cannot be finally determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such a situation, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined

36

for U.S. federal income tax purposes), such distribution would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in your Fund shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder’s basis in such shareholder’s shares, the excess will be treated as gain from a sale or exchange of the shares. See “Tax Considerations.”

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset value (and indirectly benefit the Adviser by increasing its fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s net asset value.

Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Considerations.”

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The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

Certain Provisions in the Agreement and Declaration and Trust

The Fund’s Agreement and Declaration of Trust (“Declaration of Trust”) provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Fund into other entities, reorganize the Fund into another trust or entity or a series or class of another entity, sell the assets of the Fund to another entity, or terminate the Fund.

Although the Fund is not required to hold annual meetings of its shareholders, except as required by law, a special meeting of shareholders may be called at any time by a majority of the Trustees or the, President, and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate at least a majority of the outstanding Shares, such request specifying the purpose or purposes for which such meeting is to be called.

Any Trustee may be removed (i) by a written instrument signed or adopted by a majority of the remaining Trustees or (ii) at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust.

The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. Conversion of the Fund to an open-end investment company would require the affirmative vote of three-quarters (3/4) of the Trustees the in office, followed by a favorable vote of the holders of at least a majority of Fund’s outstanding shares. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All such redemptions generally will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption. Conversion to an open-end investment company would also require changes in certain of the Fund’s investment policies and restrictions, such as those relating to leverage and the purchase of illiquid securities.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law (which does not mandate that shareholders have any particular right to vote upon) or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Declaration of Trust, which is on file with the SEC.

General Information

Independent Registered Public Accounting Firm. The Board has selected KPMG LLP as the independent registered public accounting firm of the Fund. KPMG LLP’s principal business address is 51 John F. Kennedy Parkway, 5th Floor, Short Hills, NJ 07078.  KPMG LLP conducts an annual audit of the Fund’s financial statements.

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Legal Counsel. The law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Fund and the Adviser.

Determination of Net Asset Value

Net asset value per common share will be determined daily as of the close of the regular trading session on the NYSE. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Common Shares of the Fund. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV). In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

Item 10.2. Long-Term Debt

Not applicable.

Item 10.3. General

Not applicable.

Item 10.4. Tax Considerations

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Common Shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Common Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

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Qualification as a RIC. The Fund will elect to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the Fund's qualification as a RIC if it determines such course of action to be beneficial to the Fund's shareholders.

To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly Traded Partnership” or “QPTP”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented, including through corporations in which the Fund owns a 20% or more voting stock interest, by the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As noted above, as a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If, however, the Fund fails to satisfy the qualifying income or asset diversification tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, the excess of the

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Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess, if any, of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Realized capital losses may be carried forward indefinitely until used, subject to limitations if the Fund undergoes a change in ownership as defined.

Federal Excise Tax. Notwithstanding the distribution requirement described above, which generally requires a RIC to distribute at least 90% of its annual investment company taxable income (but does not require any minimum distribution of net capital gain), a RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than sixty (60) days during the 121-day period that begins on the date that is sixty (60) days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or REIT will be treated as qualified dividend income only to the extent so reported by such ETF, REIT, or underlying fund.

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Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund pursuant to the Plan. Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, such shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares. The additional Common Shares received by a shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Common Shares were credited to the shareholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

The Fund (or its administrative agent) will report to you the amount of distributions of ordinary income, qualified dividend income and capital gain, if any, at the time they are paid and will report to you their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

In the case of corporate shareholders, the Fund's distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of a taxpayer's (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer's modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund's distributions are includable in a shareholder's investment income for purposes of this Medicare tax. In addition, any capital gain realized by a shareholder upon a repurchase of Fund shares is includable in the shareholder's investment income for purposes of this Medicare tax.

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The Fund may invest in complex securities which investments may be subject to numerous special and complex tax rules. These rules could affect the Fund's ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain and could accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

As noted above, the Fund anticipates significant turnover of its portfolio which will result in considerable short-term capital gain or loss as compared to a Fund which does not have such significant portfolio turnover. The Fund may, after consultation with its tax advisers, make an election under Section 475(f) of the Code to be a trader electing to apply the mark-to-market rules applicable to dealers under Section 475 of the Code. There is very little authority regarding whether or not the Fund is eligible to make a Section 475(f) election. The Fund will consider making such 475(f) election in light of its significant turnover in order to ease the administrative burdens on the Fund due to its compliance with certain rules such as wash sales rules, straddle rules and other similar rules that are not applicable to a taxpayer that has made a Section 475(f) election. The application of the Section 475 rules will cause the Fund to recognize any gain or loss for any security held in its portfolio and treat such gain or loss as ordinary income or loss. In addition, even if the Fund’s Section 475(f) election is not effective, the Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes in the event any of the mark-to-market rules apply, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so. In addition, there is a risk that if a Section 475(f) election is made by the Fund and the effectiveness of such election was successfully challenged, the Fund may have not made sufficient distributions. In such an instance, the Fund may need to apply for the benefits of certain relief provisions described above, if available, but if not available, the Fund may fail to qualify as a RIC with the consequences of such failure as described above.

With respect to investments in STRIPS, Treasury Receipts ("TRs"), and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment company taxable income to its shareholders, the Fund may have to sell its portfolio securities to generate sufficient cash to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities, and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in

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income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in MLPs or other entities taxable as a partnership which may be treated as QPTPs. For purposes of the RIC qualifying income requirements, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the RIC diversification requirements, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities or oil and gas investments). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities. MLPs report their income to the Fund pursuant to IRS Schedule K-1s. Such Schedule K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Fund may invest in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC, such as a portfolio, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will

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constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.

The Fund’s investments in REITs also may result in reporting complications. Specifically REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final IRS Form 1099-DIV to reflect the reclassified information. If you receive a corrected IRS Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the RIC qualifying income test described above if such gains are not directly related to the Fund's business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would

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be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

If the Fund is not publicly offered, special rules will apply with respect to the treatment of certain expenses of the Fund as explained below which may require the imputation of such expenses to the Fund’s shareholders. For these purposes, the Fund will be “non-publicly offered” unless the Fund’s interests are (1) continuously offered to the public pursuant to a public offering as defined by Section 4 of the Securities Act of 1933 (as amended), (2) regularly traded on an established securities market, or (3) held by or for no fewer than 500 persons at all times during the tax year. The Fund will not meet (1) or (2), so these special rules will apply if the Fund is held by fewer than 500 persons at all times during the tax year. If these special rules apply, they impose limits on the deduction of certain “affected expenses” by the Fund. Generally, the expenses covered by these rules include expenses relating to investment advice, marketing activities, shareholder communications not required by law, and custodian fees. These special rules also apply to only certain “affected investors” which include any individual (other than a nonresident alien whose income from the RIC is not effectively connected with a U.S. trade or business), any person (including a trust or estate) that computes its income in the same manner as an individual, and any pass-through entity if any of its interest holders is a pass-through entity or would be an affected investor if it held its interest in the Fund. If these rules apply to an investor in the Fund, the investor is treated as receiving an additional dividend equal to their share of the Fund’s “affected expenses” and as having paid such expenses themselves.

Sales, Exchanges and Redemptions. In general, the sale or other disposition of Common Shares (except in, certain circumstances, pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to shareholders if the Common Shares were held as capital assets. A holder’s gain or loss generally will be a long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation (currently set at a maximum rate of 20%). Losses realized by a holder on the sale or exchange of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under “Taxes—Distributions” in the SAI) with respect to such Common Shares. In addition, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

From time to time, the Fund may offer to repurchase its outstanding Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated

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event or is part of a plan for periodically redeeming Common Shares of the Fund. If shareholders are treated as receiving a deemed dividend, they will be notified of this treatment at year end with such amount reflected on IRS Form 1099-DIV.

Non-U.S. Shareholders. If a shareholder (other than a partnership) is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the applicable withholding agent will generally be required to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” (as explained below) or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements. It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year

The Fund may be required to withhold from distributions to a non-U.S. shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder engaged in a trade or business within the United States or entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax. Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays and, beginning January 1, 2019, the gross proceeds from certain capital gain dividends or the disposition of Common Shares, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account”

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holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of Common Shares.

Dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC. On any payment date, the amount of an income dividend that is reported by the Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

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The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

•	The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•	If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

•	In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

A special FIRPTA “wash sale” rule may apply if the Fund is a domestically controlled qualified investment entity and a non-U.S. shareholder of the Fund (i) disposes of his interest in the Fund during the 30-day period preceding the Fund distribution that would have been treated as FIRPTA gain under the look-through rule described above, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the distribution, and (iii) does not in fact receive the distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Special rules apply in the case of the sale of Fund shares to treat gains as FIRPTA gain. A sale or redemption of Fund shares will be FIRPTA gain only if:

•	As a non-U.S. shareholder, you own more than 5% of a class of shares in the Fund;

•	The Fund is not domestically controlled (50% or more in value of the Fund has been owned directly or indirectly by non-U.S. shareholders during the 5-year period ending on the date of disposition); and

•	50% or more of the Fund’s assets consist of: (1) more-than 5% interests in publicly traded companies that are United States Real Property Holding Corporations (“USRPHC”), (2) interests in non-publicly traded companies that are USRPHCs, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 10%.

In the event that the Fund meets the requirements described above, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

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Because the Fund expects to invest more than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, there is a risk that either of both of (i) gain on the sale or redemption of Fund shares; or Fund dividends and distributions may be subject to FIRPTA reporting and tax withholding.

Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

Dividends and interest received by the Fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Charitable remainder trusts are subject to special rules and should consult their tax adviser. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers regarding these issues.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted from such rules. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's

50

treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Other Tax Information. The Fund (or its administrative agent) must report to the IRS and furnish to certain Fund shareholders cost basis information for Fund shares that are repurchased by the Fund. In addition to reporting the gross proceeds from the repurchase of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. These cost basis reporting requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. For each repurchase of Fund shares, the Fund will permit shareholders to elect from among several IRS-approved cost basis methods. In the absence of an election, the Fund will use the average cost method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the Fund's default cost basis method) for each repurchase of Fund shares may not be changed after the settlement date of each such repurchase of Fund shares. Fund shareholders should consult their tax advisers to determine which IRS-approved cost basis method is appropriate for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax adviser about the tax implications of an investment in the Fund.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S.

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shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the U.S. federal alternative minimum tax.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning the tax implications of an investment in the Fund.

Item 10.5. Outstanding Securities

Set forth below is a chart describing the classes of the Fund’s securities outstanding as of January 5, 2018:

Title of Class	Amount Authorized	Amount Held by Registrant or for its Own Account	Amount Outstanding
Common	Unlimited	0	10,000
Preferred	Unlimited	0	0

Item 10.6. Securities Ratings

Not applicable.

Item 11.  Defaults and Arrears on Senior Securities

Not applicable.

Item 12.  Legal Proceedings

Neither the Fund nor the Adviser is a party to any material pending legal proceeding, nor is any of them subject to any material proceeding instituted, or any material proceeding known to be contemplated, by a government authority.

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Item 13. Table of Contents of the Statement of Additional Information

Part B Item No.
14.	Cover Page	Cover Page
15.	Table of Contents	Table of Contents
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective and Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Investment Advisory and Other Services
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23.	Tax Status	Tax Status
24.	Financial Statements	Financial Statements
Appendix A	Ratings of Corporate Bonds and Commercial Paper
Appendix B	Proxy Voting Procedures

The SAI is incorporated by reference into this Part A in its entirety.

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PART B

Item 14.  Cover Page

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2018

Weiss Strategic Interval Fund

This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Weiss Strategic Interval Fund (the “Fund”) and should be read in conjunction with Part A of this Registration Statement, dated February 1, 2018, as may be revised from time to time, which provides the basic information investors should know before investing.  You may request a copy of Part A or this SAI without charge, by writing to Weiss Multi-Strategy Advisers LLC, 320 Park Avenue, New York, NY 10022; or by calling 1-212-415-4500.  Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

Item 15.  Table of Contents

Item 16.  General Information and History

Not applicable.

Item 17.  Investment Objectives and Policies

Part A of this Registration Statement contains basic information about the investment objective, policies and limitations of the Fund.  This Part B supplements the discussion in Part A of the investment objective, policies, and limitations of the Fund.

The Fund’s stated fundamental investment policies, listed below, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund (the “Shares”).  As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities” means a vote of the lesser of: (i) 67% of the Shares present at a meeting at which holders of more than 50% of the outstanding Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Shares.  No other policy, including the Fund’s investment objective, is a fundamental investment policy of the Fund, except as expressly stated.  Within the limits of the Fund’s fundamental investment policies, the Fund’s management has reserved freedom of action.

Except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, exemptions, orders, or other guidance provided by the Securities and Exchange Commission (the “SEC”) or its staff, each as may be amended, interpreted or issued from time to time, the Fund may not:

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(1)	borrow money;
(2)	invest 25% or more of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation;
(3)	issue senior securities;
(4)	underwrite securities issued by other persons;
(5)	purchase or sell real estate and real estate mortgage loans;
(6)	purchase or sell commodities or commodity contracts including futures contracts; and
(7)	make loans to other persons.

In addition, the Fund may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Board has adopted a repurchase offer fundamental policy resolution setting forth the Fund’s fundamental policy that it will conduct monthly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the Fund’s outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class. The Fund will repurchase not less than 5% of its outstanding Common Shares in any one-month period. The repurchase offer amount for the then current monthly period, plus the repurchase offer amounts for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the Fund’s outstanding Common Shares. The Fund may repurchase additional tendered Common Shares pursuant to Rule 23c-3(b)(5) only to the extent the percentage of additional Common Shares so repurchased does not exceed 2% in any three-month period. Payment for repurchased Common Shares will occur at least five business days before notification of the next repurchase offer is sent to common shareholders of the Fund.

The time and dates by which Repurchase Offers must be accepted (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the eighth business day of each month. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Offer Amount”). Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly Repurchase Offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

The investment objective of the Fund is a non-fundamental policy that may be changed by the Board without shareholder approval.

With respect to these investment restrictions and other policies described in this Part B or Part A (except the Fund’s fundamental investment policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

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Borrowing. The 1940 Act presently allows a fund to borrow (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Under Section 18(a) of the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets less all liabilities and indebtedness of the Fund other than senior securities). Debt issued by the Fund will be treated as a borrowing, i.e., subject to the 300% asset coverage requirement of Section 18(a) (33 1/3% of total assets including the amount borrowed).

Lending. The 1940 Act does not prohibit a fund from making loans. The Fund may make loans to corporations or other business entities. The Fund also may acquire securities subject to repurchase agreements.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The Fund will not purchase or sell real estate, except that the Fund may purchase and sell instruments secured by real estate or interests in real estate and securities issued by companies which own or invest in real estate (including REITs). The Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry, with certain exceptions. Securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. In the case of loan participations, both the financial intermediary and the ultimate borrower are considered issuers where the loan participation does not shift to the Fund the direct debtor/creditor relationship with the borrower.

Item 18.  Management

The Board of Trustees of the Fund (the “Board”) provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business.

Members of the Board

There are four members of the Board, three of whom are not "interested persons" of the Fund, as that term is defined in the 1940 Act ("Independent Trustees"). Mr. Lebovitz, an Independent Trustee, serves as Chairperson of the Board. The Board is composed of a super-majority (67 percent or more) of independent Trustees. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority of the Board, the number of independent Trustees that constitute the Board, the fact that the chairperson of the Board and each Committee of the Board is an Independent Trustee, and the

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amount of assets under management in the Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board of Trustees has two standing committees: the Audit Committee and Governance and Nominating Committee. The Audit Committee and Governance and Nominating Committee are chaired by an independent Trustee and composed of independent Trustees.

The identity of the Fund’s Trustees and brief biographical information regarding each during at least the past five years is set forth below.  The business address of each Trustee is c/o Weiss Strategic Interval Fund, 320 Park Avenue, New York, NY 10022.

Name and Year of Birth	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee

Independent Trustees

Peter M. Lebovitz (1955)	Trustee, Chairperson	Since inception	Managing Partner, Harkness Partners, LLC, provider of strategic consulting to investment management firms (2010-present)	1	Director, Artisan Partners Funds Inc. (15 portfolios), 2014-present

May Ngai Seeman (1965)	Trustee	Since inception	President and Chief Executive Officer, MEAG New York Corporation, asset management firm (2001-2017)	1	None

Peter L. Tedone (1957)	Trustee	Since inception	Chairman, President and CEO of Vantis Life Insurance Company (1987-present)	1	None

Interested Trustee

Jay Tucker* (1957)	Trustee, President	Since inception	Chief Operating Officer and Portfolio Manager, Weiss Multi-Strategy Advisers LLC (2008-present); President, Weiss Multi-Strategy Funds LLC (2017-present)	1	None

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*	Mr. Tucker is a Trustee who may be deemed to be an interested person of the Fund as that term is defined in the 1940 Act by virtue of his relationship with the Adviser.

**	The “Fund Complex” consists only of the Fund.

Individual Trustee Qualifications. The Trustees were selected to join the Board of Trustees based upon the following as to each Trustee: his or her character and integrity; his or her service as a member of other boards or his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Tucker, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Tucker, his role with the Adviser. No factor, by itself, was controlling. In addition to the information provided in the table included above, each Trustee possesses the following attributes: Mr. Lebovitz, board experience, including service as a board member of another registered investment company, and executive experience, including past service as chief executive officer of an investment management company; Ms. Seeman, executive experience, including past service as president and chief executive officer of an asset management firm; Mr. Tedone, executive experience, including service as president and chief executive officer of an insurance company, and experience as a faculty member for the business program of a graduate-level institution; and Mr. Tucker, experience as an executive and portfolio manager and leadership roles with the Adviser. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

The identity of the Fund’s officers and brief biographical information regarding each during at least the past five years is set forth below.  The business address of Mr. Tucker, Mr. Goldstein, and Mr. Dillabough is c/o Weiss Strategic Interval Fund, 320 Park Avenue, New York, NY 10022; the address of Mr. Keniston is c/o Foreside, 3 Canal Plaza, Suite 100, Portland, ME 04101.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Jay Tucker (1957)	President since inception	Chief Operating Officer and Portfolio Manager, Weiss Multi-Strategy Advisers LLC (2008-present); President, Weiss Multi-Strategy Funds LLC (2017-present)

Jay Goldstein (1957)	Treasurer since inception	Chief Financial Officer, Weiss Multi-Strategy Advisers LLC (2014-present); Managing Director, Gartland and Mellina, consulting firm, (2013-2014); Managing Director, Avalon Lake Partners, consulting firm (2011-2013)

Jeffrey Dillabough (1967)	Secretary since inception	Senior Vice President, General Counsel, and Chief Compliance Officer, Weiss Multi-Strategy Advisers LLC (2009-present)

Patrick Keniston (1964)	Chief Compliance Officer since inception	Managing Director, Foreside Fund Officer Services, LLC (2008-present)

*	Each officer serves at the pleasure of the Board of Trustees.

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Standing Committees

Audit Committee.  The Board has formed an Audit Committee composed of Peter M. Lebovitz, May Ngai Seeman, and Peter M. Tedone (chairperson), each an Independent Trustee.  The duties and functions of the Audit Committee include, among other things: (i) oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) acting as liaison between the Fund’s independent auditors and the full Board of Trustees. It is anticipated that the Audit Committee will meet at least once each fiscal year.

Governance and Nominating Committee.  The Board has formed a Governance and Nominating Committee composed of Peter M. Lebovitz, May Ngai Seeman (chairperson), and Peter M. Tedone, each an Independent Trustee.  The Governance and Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created, and periodically review and set compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Adviser or any entity controlling, controlled by or under common control with the Adviser.  The Governance and Nominating Committee generally will not consider nominees recommended by shareholders. The Governance and Nominating Committee will meet as is deemed necessary or appropriate by the Committee.

Ownership of Fund Shares

As of the date of this SAI, the Fund had not yet commenced operations, so no Trustee beneficially owns any shares of the Fund.

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2017:

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Peter M. Lebovitz	None	n/a	n/a	n/a	n/a
May Ngai Seeman	None	n/a	n/a	n/a	n/a
Peter L. Tedone	None	n/a	n/a	n/a	n/a

Compensation of Trustees

The Fund pays no compensation to any of its officers or to the Trustees listed above who are interested persons of the Fund.  The Independent Trustees are each paid $20,000 per fiscal year in aggregate for their services to the Fund, and the Trustees are reimbursed by the Fund for their travel expenses related to Board meetings.  The Trustees do not receive any pension or retirement benefits from the Fund.  The following table sets forth information covering the total compensation payable by the Fund during its fiscal year ended December 31, 2017 to the persons who serve as Trustees of the Fund during such period:

Trustee	Estimated Aggregate Compensation From Fund*	Estimated Total Compensation From Fund and Fund Complex**

Interested
Jay Tucker	N/A	N/A

Independent
Peter M. Lebovitz	$20,000	$20,000
May Ngai Seeman	$20,000	$20,000
Peter L. Tedone	$20,000	$20,000

6

*	Because the Fund has not completed a full year since its organization, figures in the table for the Fund are based on estimates for the current fiscal year.

**	The “Fund Complex” consists of only of the Fund.

Codes of Ethics

The Fund and the Adviser have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act.  These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund’s Registration Statement filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  These Codes of Ethics are also available on the EDGAR database on the SEC’s website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight.  The proxy voting policies and procedures of the Adviser are attached as Appendix B.  Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018 will be available: (1) without charge, upon request, by calling toll free, 1-800-342-5734; and (2) on the SEC’s website at http://www.sec.gov.

Item 19.  Control Persons and Principal Holders of Securities

A control person is a person or entity who beneficially owns more than 25% of the voting securities of a company. Somerset Reinsurance Ltd. has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this SAI.

Item 20.  Investment Advisory and Other Services

See the discussion contained in Items 9 and 10.1 of Part A of this Registration Statement.

Item 21.  Portfolio Managers

Jay Tucker, Charles S. Crow IV, and Edward Olanow serve as the Fund’s portfolio managers.

Other Accounts.  As of November 30, 2017, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below. The accounts below do not pay performance-based advisory fees.

7

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jay Tucker	0	$0	0	$0	0	$0
Charles S. Crow IV	1	$57.4 million	2	$6.1 million	1	$99.7 million
Edward Olanow	1	$57.4 million	2	$6.1 million	1	$99.7 million

Conflicts of Interests.  In addition to investing capital for the Fund, the Adviser also serves as investment adviser for other clients including privately offered funds and separately managed accounts.

The Adviser may give advice or take action with respect to its other clients that differs from the advice given or action taken with respect to the Fund, and the Adviser's obligation to determine suitability for each of its clients may result in seemingly contradictory advice with respect to a single security. For example, the Adviser may purchase a particular security for the Fund at a time when the Adviser is selling or establishing a short position in that same security on behalf of another client. Alternatively, the Adviser may take a short position in a security on behalf of the Fund while maintaining a long position in that same security on behalf of another client. Similarly, the Fund may purchase a security in its long-only portfolio at the same time it is selling or establishing a short position in the same security in the alpha portfolio.

The Adviser may have an incentive to favor certain other client accounts over the Fund because of proprietary investments in such other client accounts. Because the Adviser may allocate investment opportunities between the Fund and other client accounts, there may be competition amongst the other client accounts and the Fund for limited capacity opportunities. In addition, the Fund has a different fee structure than many of the Adviser’s other clients, and as such the Adviser may have a conflict of interest in allocating investment opportunities among the Fund and such other clients. The Fund’s fee structure may also create an incentive for the Adviser to moderate Fund returns in higher return environments, as there is the potential for the Adviser's operations to be less profitable in such environments.

Employees of the Adviser or its affiliates are permitted to engage in personal investment activities that may involve a conflict of interest with the investment activities of the Fund. The Adviser's compliance procedures require all employees to request permission from the Adviser's compliance officer for personal trades, subject to certain exceptions. The Adviser may change its policies or procedures with respect to such personal investment activities at any time.

The Adviser will use its best efforts in connection with the purposes and objectives of the Fund and will devote so much of its time and effort to the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund. The Adviser and its members, directors, officers and employees may conduct any other business, including any business with respect to investments, regardless of whether such business is in competition with the Fund. The Fund will not have any right to participate in any manner or have any interest in any such business engaged in by the Adviser or their members, directors, officers, employees or affiliates.

When it is determined that it would be appropriate for the Fund and one or more other investment accounts managed by the Adviser or its affiliates to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund and the affiliated entities for which participation is appropriate. Orders may be combined for all such accounts. If an order on behalf of more than one account cannot be fully executed under such accounts, or if an order is not filled at the same price, the order may be allocated on an average price basis. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that the Adviser or its affiliates consider equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

8

In addition, if the Adviser determines that it is appropriate for the Fund to buy or sell a security, and for another fund or account to sell or buy that same security, the Adviser may, in accordance with Rule 17a-7 of the 1940 Act, and the Fund’s policies and procedures adopted thereunder, arrange a “cross” trade between the Fund and such other fund or account, if the trade price is no less advantageous for both parties than an open market transaction would be. Transactions among the Fund and other managed accounts may also take place from time to time as necessary to rebalance various portfolio positions. Notwithstanding the foregoing, the Fund will not engage in cross trades in violation of ERISA, to the extent applicable.

Compensation.  Each portfolio manager receives a fixed salary and discretionary bonus for his service as portfolio manager. The aforementioned discretionary bonuses are determined by the Adviser in its sole discretion which takes into account such things as Adviser profitability, product profitability and overall employee contributions to the Adviser in the relevant fiscal years. Although Fund performance is not a direct factor in the determination of discretionary bonuses, Fund performance affects the Adviser’s overall profitability, and therefore, indirectly, any such determination.

Ownership of Fund Shares.  As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund.

Item 22.  Brokerage Allocation and Other Practices

The Adviser is authorized to determine the broker or dealer to be used for each securities transaction for the Fund. The Fund will not use an affiliated broker-dealer to execute trades on its behalf without prior authorization to use such affiliated broker or dealer from the Fund’s Board of Trustees. In selecting brokers or dealers to execute transactions, the Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost. It is not the Adviser’s practice to negotiate “execution only” commission rates, thus the Fund may be deemed to be paying for research, brokerage or other services provided by the broker which are included in the commission rate.

Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment manager to use commissions or “soft dollars” to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process. The Adviser will limit the use of “soft dollars” to obtain research and brokerage services to services which constitute research and brokerage within the meaning of Section 28(e). Research services within Section 28(e) may include, but are not limited to, research reports (including market research); certain financial newsletters and trade journals; software providing analysis of securities portfolios; corporate governance research and rating services; attendance at certain seminars and conferences; discussions with research analysts; meetings with corporate executives; consultants’ advice on portfolio strategy; data services (including services providing market data, company financial data and economic data); advice from brokers on order execution; and certain proxy services. Brokerage services within Section 28(e) may include, but are not limited to, services related to the execution, clearing and settlement of securities transactions and functions incidental thereto (i.e., connectivity services between an investment manager and a broker-dealer and other relevant parties such as custodians); trading software operated by a broker-dealer to route orders; software that provides trade analytics and trading strategies; software used to transmit orders; clearance and settlement in connection with a trade; electronic communication of allocation instructions; routing settlement instructions; post trade matching of trade information; and services required by the SEC or a self-regulatory organization such as comparison services, electronic confirms or trade affirmations.

In some instances, the Adviser may receive a product or service that may be used only partially for functions within Section 28(e) (e.g., an order management system, trade analytical software or proxy services). In such instances, the Adviser will make a good faith effort to determine the relative proportion of the product or service used to assist the Adviser in carrying out its investment decision-making or trade execution responsibilities and the relative proportion used for administrative or other purposes outside Section 28(e). The proportion of the product or service attributable to assisting the Adviser in carrying out its investment decision-making or trade execution responsibilities will be paid through brokerage commissions generated by client transactions and the proportion attributable to administrative or other purposes outside Section 28(e) will be paid for by the Adviser from its own resources.

9

Research and brokerage services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in its other investment activities and thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research or brokerage services provided.

Although the Adviser will make a good faith determination that the amount of commissions paid is reasonable in light of the products or services provided by a broker, commission rates are generally negotiable and thus, selecting brokers on the basis of considerations that are not limited to the applicable commission rates may result in higher transaction costs than would otherwise be obtainable. The receipt of such products or services and the determination of the appropriate allocation in the case of “mixed use” products or services create a potential conflict of interest between the Adviser and its clients. In addition, the amount of commissions generated by a particular strategy may impact the compensation payable by the Adviser to the members of the investment team responsible for the strategy, which may provide an incentive for such members to cause the strategy to generate higher commissions.

In selecting brokers and negotiating commission rates, the Adviser may take into account the financial stability and reputation of brokerage firms, and the research, brokerage or other services provided by such brokers. The Adviser may place transactions with a broker or dealer that (i) provides the Adviser (or an affiliate) with the opportunity to participate in capital introduction events sponsored by the broker-dealer, (ii) refers investors to the Fund or other products advised by the Adviser (or an affiliate), and/or (iii) provides other consulting services to the Adviser, if otherwise consistent with seeking best execution; provided the Adviser is not selecting the broker-dealer in recognition of the opportunity to participate in such capital introduction events or the referral of investors, or the receipt of consulting services.

When appropriate, the Adviser may, but is not required to, aggregate client orders to achieve more efficient execution or to provide for equitable treatment among accounts. Clients participating in aggregated trades will be allocated securities based on the average price achieved for such trades.

Consistent with its fiduciary duties, the Adviser’s policy is to take the utmost care in making and implementing investment decisions for the Fund. In the event that a trade error is made on behalf of the Fund, the Adviser will, when appropriate, attempt to break or otherwise correct the trade as promptly as practicable. However, to the extent an error cannot be corrected, the Fund will, to the maximum extent permitted under applicable law, generally bear all expenses and losses (or gains) arising in connection with such trade errors. The Adviser and its affiliates, principals and employees will be indemnified by the Fund against all expenses and losses arising in connection with trade errors caused by such persons, provided that any such person will not be indemnified against any loss arising in connection with trade errors caused by gross negligence, willful malfeasance, bad faith, fraud or, to the extent applicable, violation of its fiduciary responsibilities under ERISA.

Item 23.  Tax Status

See the discussion entitled “Tax Considerations” in Item 10 of Part A of this Registration Statement.

10

Item 24.  Financial Statements

Report of Independent Registered Public Accounting Firm

To the shareholders and board of trustees
Weiss Strategic Interval Fund:

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Weiss Strategic Interval Fund (the “Fund”), as of January 5, 2018, (the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of January 5, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

Short Hills, New Jersey
January 24, 2018

11

Financial Statements

Weiss Strategic Interval Fund
Statement of Assets and Liabilities
As of January 5, 2018

Weiss Strategic Interval Fund

Assets:

Cash	$100,000

Total Assets	100,000

Liabilities

Total Liabilities	$0

Net Assets:	$100,000

Capital shares outstanding, no par value, unlimited shares authorized	10,000

Net asset value, offering price and redemption price per share	$10.00

The accompanying notes are an integral part of these financial statements.

12

NOTES TO STATEMENT OF ASSETS AND LIABILITIES
January 5, 2018

1.	Organization

Weiss Strategic Interval Fund (the “Fund”) was organized as a Delaware statutory trust on September 5, 2017 pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”). The Fund is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Weiss Multi-Strategy Advisers LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Fund has had no operations through January 5, 2018 other than those relating to its organization and the sale and issuance of 10,000 common shares of beneficial interest (“Shares”) in the Fund at $10.00 per Share to Somerset Reinsurance Ltd. (the “sole shareholder”) on January 5, 2018. The Declaration of Trust permits the Fund to issue an unlimited number of Shares par value $0.001 per Share.

The Fund’s investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market. The Fund will pursue its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund will take long and short positions include primarily domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships and shares of real estate investment trusts. The Fund will operate as an interval fund under Rule 23c-3 of the 1940 Act.

2.	Significant Accounting Policies

The accompanying financial statement of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

Use of Estimates

The preparation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statement. Actual results could differ from those estimates.

Organization and Offering Costs

Under an agreement with the Fund’s sole shareholder, the sole shareholder will pay all expenses incurred by the

Fund in connection with the organization and offering of shares of the Fund.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required.

3.	Cash

Cash at January 5, 2018 is on deposit with State Street Bank and Trust Company, the Fund’s custodian. The Fund’s custodian is affiliated with the Funds administrator.

4.	Fund Fees and Expenses

Under the terms of the Investment Adviser Agreement between the Fund and the Adviser, upon

13

commencement of operations, the Fund will pay the Adviser a monthly management fee at the annual rate of 1.50% . The Management Fee will be applied to the Fund's NAV (before the deduction of any Incentive Fee and the repurchase of any shares pursuant to a periodic repurchase offer). The Management Fee will be accrued at least weekly and paid monthly.

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser, upon commencement of operations the Fund will pay to the Adviser a performance-based Incentive Fee, quarterly in arrears, generally accrued as of the end of each business day, equal to 20.00% of the Investment Profits attributable to each share for such calendar quarter; PROVIDED, HOWEVER, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses as of the end of the previous calendar quarter.

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

5.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made again the Fund that have not yet occurred. However, based on experience and knowledge of management, the Fund expects the risk of loss to be remote.

6.	Administration Agreement

The Fund has entered into an Administration and Operating Services Agreement with the State Street Bank & Trust Company (“SSB&T”). Under the terms of this agreement, the Fund pays SSB&T a fee, to provide administrative services to the Fund, including custody, accounting, fund administration and transfer agency services for the Fund. No administration and servicing fees will be charged until the Fund commences operations.

7.	Related Party Transactions

The managing member and chief executive officer of the Adviser is also an investor and director of the Fund’s sole shareholder.

8.	Subsequent Events

The Fund has performed an evaluation of subsequent events through the date the financial statement was issued and has determined that no items received recognition or disclosure.

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Appendix A

Ratings of Corporate Bonds and Commercial Paper

S&P Corporate Bond Ratings

AAA - Bonds rated AAA have the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s Corporate Bond Ratings

Aaa - Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or an exceptionally stable margin, and principal is secure.  Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

Aa - Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as “high grade bonds.”  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

A-1

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

Caa - Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MODIFIERS - Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification described above.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P Commercial Paper Ratings

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody’s Commercial Paper Ratings

Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•                  Leading market positions in well-established industries;

•                  High rates of return on funds employed;

•                  Conservative capitalization structures with moderate reliance on debt and ample asset protection;

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

A-2

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

A-3

Appendix B

PROXY VOTING AND CLASS ACTION POLICY AND PROCEDURES

Policies and Procedures

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

1.	Procedures regarding proxies received by the Adviser are as follows:

a.	Keep a record of each proxy received;

b.	Determine which accounts managed by the Adviser hold the security to which the proxy relates;

c.	Consider any conflicts of interest that may exist between the interests of the Adviser and the interests of its clients with respect to the proxy;

d.	Absent material conflicts, the Proxy Review Committee will determine how the Adviser should vote the proxy. The Head of Operations or Delegate is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

e.	Except in the case of Germany the Adviser will vote in accordance with an independent third party recommendation unless an Investment Teams requests otherwise; and

f.	The Adviser has retained a third party to assist it in coordinating and voting proxies with respect to client securities. As described further below under “Voting Guidelines,” the policy of the Adviser is to generally vote proxies in accordance with the independent third party recommendations. The Head of Operations or Delegate will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

g.	The Head of Operations or Delegate will perform reconciliations to ensure that all proxies are voted (e.g., reconcile the list of clients for which the Adviser has proxy voting obligations against a list of votes cast by the Adviser or by the Proxy Voting Service for clients) or that the Adviser has determined that not voting for a particular client is appropriate

h.	For Germany, Custodians will be placing a share-blocking flag on the ballot when applicable. Therefore, a ‘Do Not Vote’ will be placed on The Advisers ballots per The Advisers share-blocking voting strategy.

i.	The Adviser has the ability to override the share-blocking and vote the ballot, however, the shares must be put on the Firm’s Restricted List for ‘NO TRADING’ between the vote cutoff date and the de-registration date set by the issuers. This will ensure the liquidity of the shares.

B-1

2.	Voting Guidelines

a.	Generally, the Adviser will vote in accordance with the recommendations provided by an independent third party proxy recommendation service, except in situations where the Adviser, in its discretion, determines that voting otherwise would be in the best interests of the Adviser’s clients. Any proxies that are voted in a manner that is inconsistent with the recommendation of the proxy recommendation service will be reviewed by the Adviser’s Proxy Review Committee, which includes the General Counsel, Chief Compliance Officer, and Head of Operations and Delegates. In determining whether a proposal is in the best interests of clients, the Proxy Review Committee considers a variety of factors, as applicable, including, but not limited to, the following:

•	whether the proposal was recommended by management and the Adviser’s opinion of management
•	whether the proposal acts to entrench existing management; and
•	whether the proposal fairly compensates management for past and future performance.

3.	Conflicts of Interest

a.	The Proxy Review Committee will identify any conflicts that exist between the interests of the Adviser and its clients. This examination will seek to include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser. Except as otherwise agreed with a Managed Account, the Adviser will apply the proxy voting policies and procedures to the votes relating to positions held by the Managed Accounts.

b.	If it is determined that a material conflict exists for an ERISA client, the Proxy Review Committee will refer any material conflict(s) to the Fund’s Investor Representative. The Adviser will follow the instruction(s) and recommendation(s) of the Investor Representative related to handling the material conflict(s).

c.	With respect to the registered fund, in the event that a material conflict of interest arises with respect to a security that the Adviser may be voting for the Fund, and pursuant to the policy of the Trust, the Adviser will advise the Board of Trustees of the Trust of such conflict and obtain consent from [an officer of the Trust and/or the Board of Trustees] to vote in the manner recommended by the Adviser. The Adviser will document any such conflict and related vote.

4.	Disclosure
a.	Clients may contact the Chief Compliance Officer, via mail in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer or Delegate will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

B-2

b.	The Proxy Review Committee ensures that (a) relevant disclosure is provided to clients, and (b) necessary policies and procedures are maintained and implemented.

5.	Recordkeeping
a.	The Head of Operations or Delegate will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Adviser. Records of the following will be included in the files:

•	Copies of this proxy voting policy and procedures, and any amendments thereto.
•	A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.
•	A record of each vote that the Adviser casts.
•	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.
•	A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

6.	Class Action Lawsuits

The Adviser participates in class actions lawsuits on behalf of its clients and utilizes a third party vendor, to assist with notifications of class actions for which clients may be eligible.

As a fiduciary, the Adviser always seeks to act in clients’ best interests with good faith, and due care when determining whether clients will (a) participate in a recovery achieved through a class actions, or (b) opt out of the class action and separately pursue their own remedy. The Head of Operations or Delegate is responsible for managing the vendor and assisting with any requests related to the recovery of monies. The Head of Operations or Delegate will maintain documentation associated with Clients’ participation in class actions.

The Adviser generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

The Adviser’s class action procedures are set forth in the Operations Desktop Procedures that are maintained by the Head of Operations.

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PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements.

Financial Statements of The Weiss Strategic Interval Fund (the “Registrant”) are incorporated by reference to Part B Item 24 of this Registration Statement.

2.	Exhibits.

(a)(1)	Certificate of Trust of the Registrant dated August 31, 2017, as filed with the State of Delaware on September 5, 2017, is filed herewith.

(a)(2)	Agreement and Declaration of Trust of the Registrant dated August 31, 2017 is filed herewith.

(b)	Bylaws of the Registrant dated August 31, 2017 are filed herewith.

(c)	Not applicable.

(d)	See Item 25(2)(a)(2) and Item 25(2)(b).

(e)	Form of Dividend Reinvestment Plan is filed herewith.

(f)	Not applicable.

(g)	Investment Advisory Agreement dated February 1, 2018 between the Registrant and Weiss Multi-Strategy Advisers LLC is filed herewith.

(h)	Not applicable.

(i)	Not applicable.

(j)	Master Custodian Agreement dated December 8, 2017 between the Registrant and State Street Bank and Trust Company is filed herewith.

(k)(1)	Administration Agreement dated December 8, 2017 between the Registrant and State Street Bank and Trust Company is filed herewith.

(k)(2)	Transfer Agency and Service Agreement dated December 8, 2017 between the Registrant and State Street Bank and Trust Company is filed herewith.

(l)	Not applicable.

(m)	Not applicable.

(n)	Consent of independent registered public accounting firm, KPMG LLP, is filed herewith.

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(o)	Not applicable.

(p)	Form of Subscription Agreement between the Registrant and Weiss Multi-Strategy Advisers LLC is filed herewith.

(q)	Not applicable.

(r)(1)	Code of Ethics for the Registrant is filed herewith.

(r)(2)	Code of Ethics for Weiss Multi-Strategy Advisers LLC is filed herewith.

Item 26.   Marketing Arrangements

Not applicable.

Item 27.   Other Expenses of Issuance and Distribution

Not applicable.

Item 28.   Persons Controlled by or Under Common Control

As of the date of this Registration Statement, the Fund is under common control with Weiss Insurance Partners (Cayman) Ltd., an exempted company incorporated and existing under the laws of the Cayman Islands, the shares of which are owned entirely by Somerset Reinsurance Ltd.

Item 29.   Number of Holders of Securities

As of the date of this Registration Statement, Somerset Reinsurance Ltd. owned 100% of the outstanding voting securities of the Fund.

Item 30.   Indemnification

See Article V – “Limitations of Liability and Indemnification” – of the Registrant’s Agreement and Declaration of Trust, filed as Exhibit 2(a)(2) to Item 25 above.

Item 31.   Business and Other Connections of Investment Adviser

The response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.   Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are: the Fund’s investment adviser, Weiss Multi-Strategy Advisers LLC; the Fund’s administrator, State Street Bank and Trust Company (the “Administrator”); the Fund’s custodian, State Street Bank and Trust Company (the “Custodian”). The address of Weiss is 320 Park Avenue, New York, New York 10222; the address of the Administrator and Custodian is One Lincoln Street, Boston, Massachusetts 02111.

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Item 33.   Management Services

Not applicable.

Item 34.   Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 31st day of January, 2018.

Weiss Strategic Interval Fund

By:	/s/ Jeffrey D. Dillabough
Name: Jeffrey D. Dillabough
Title: Secretary & Authorized Person

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EXHIBIT INDEX

Exhibit	Exhibit Index

EX-99.A.1	Certificate of Trust of the Registrant dated August 31, 2017, as filed with the State of Delaware on September 5, 2017

EX-99.A.2	Agreement and Declaration of Trust of the Registrant dated August 31, 2017

EX-99.B	Bylaws of the Registrant dated August 31, 2017

EX-99.E	Form of Dividend Reinvestment Plan

EX-99.G	Investment Advisory Agreement dated February 1, 2018 between the Registrant and Weiss Multi-Strategy Advisers LLC

EX-99.J	Master Custodian Agreement dated December 8, 2017 between the Registrant and State Street Bank and Trust Company

EX-99.K.1	Administration Agreement dated December 8, 2017 between the Registrant and State Street Bank and Trust Company

EX-99.K.2	Transfer Agency and Service Agreement dated December 8, 2017 between the Registrant and State Street Bank and Trust Company

EX-99.N	Consent of independent registered public accounting firm, KPMG LLP

EX-99.P	Form of Subscription Agreement between the Registrant and Weiss Multi-Strategy Advisers LLC

EX-99.R.1	Code of Ethics for the Registrant

EX-99.R.2	Code of Ethics for Weiss Multi-Strategy Advisers LLC

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